UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2021

Chimerix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100

Durham, NC 27713

(Address of principal executive offices, including zip code)

(919) 806-1074

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On January 8, 2021, Chimerix, Inc. (the “Company”) will post a corporate presentation on its website concerning its acquisition of Oncoceutics, Inc. (the “Acquisition”). A copy of the presentation is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

On January 8, 2021, the Company issued a press release announcing the Acquisition.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K, the contents of which are incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Corporate Presentation

99.2	Press Release dated January 8, 2021

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2021	Chimerix, Inc.

	By:	/s/ Michael T. Andriole
	Name:	Michael T. Andriole
	Title:	Chief Business and Financial Officer